UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting material Pursuant to § 240.14a-12

PENN Entertainment, Inc.

(Name of Registrant as Specified In Its Charter)

HG VORA CAPITAL MANAGEMENT, LLC

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

DOWNRIVER SERIES LP – SEGREGATED PORTFOLIO C

PARAG VORA

JOHNNY HARTNETT

CARLOS RUISANCHEZ

WILLIAM CLIFFORD

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On May 22, 2025, HG Vora Capital Management, LLC and certain of its affiliates, the beneficial owners of approximately 4.80% of the outstanding common stock of PENN Entertainment, Inc. (NASDAQ: PENN), posted the following materials to www.WinAtPENN.com (the “Site”). Copies of the materials posted to the Site are filed herewith.

The Nominees Materials w Alsoca HG Vora How to Vote N AWinAtPENN NG Vora Letter to PENN Shareholders - May13, 2025 Meeting Transcript May 22.2025 Massachusetts Gaming Commission Open Meeting Transcript - December 16, 2024 Letters HG Vora Letter to PENN Shareholders - May13,2045 r Rws Rb a iGma, a rL i .a.r n ftr , = Ri a .mi.-mma M. l a S a l a , • li a lm MM.! .flo a m a a Rm a R a a mmm EIMME +14.F...rro mma, Mma • RE M Im a l a r m a imi a l a n R a .R.R•alln a ab a a m a i a l a a a imaRal a a mER.EaMmna•na a m i mliw a .R a a ml•Imm a lm a R a a • MERMEN 1:=AI M ME FEW-. MENEM = Ir a ablemiiaLk• mi-N a N +MEW ni.M.MM a a i M Maiai.M.Imid IAM a M a MEMEL.. IMMEIMINEM PmMIR. NIM L MEIN. M ▪ E- M-LRE MmAM M a YM -I UL.R.m a m a al a im a Rma R M Ma.ar Mulm a • EMIR. :9- .1m 1 ▪• •••••• = .1aInRam .1 a r = a lm a i.. a l C = M = •• taFF M a im a iLim a m a a mpl a mm. a a a m m a MEMENNE R a m. Emm a •:=ARERNIIM ma L.-IR Rma a - m a RR m M IREAMM:M. a U ma a M a e.% a Hi IN ...m. a R,R a m a R.R aa amm .m a am a RR am mm a NINIMMINYM. a imp a a ..mmagm m a a n a imm a r a a m.laim a M4 -Ma mon.mo, ma e a l a m a l a arai m m a E m l a a m .N.* R. M a .01910.13.1 MEINE. MENEM Y i d .11 •Nd 1.1•111 =1.1•110.1 •••• ..1•1. ▪ •-a w PwR. w mR-NE a, r v p.•••• didar-w.do.. a INNEMdm M.MEM ER V E. M Immg v am gmm a , M . .1m. v •• ••.= •••=1.1•-•••.•••••••.m...m.M.,n .Ma i • mr. m i Lli Mad. v g v ol v y mm-m g v •J•••••. •-• — a Ey, MeMME ▪ V m. v • ra..- ..m.m.ma•-•a V a --.1..4+++ .mmam V • •-.9-.0,91. .1.-nE.V.1-1-.-rlab..a. M mmarm.mo• •:=WIMIRAM , ▪ a • I L . m- ma. yam ualmr ma.m le V E . .1m .ml a ym.mmxma m .m Imp = .".d = ••• = , Yid •••••••-• W PM. EmbEibbblm% DIM M.141 = = = m. .1m.O. v .maLlMa wma9amma•m.• •Em d-• •-• -1 m mm m m -m• a • a aymiv m emm- mam• •mi. -•••Imal•al . .m[m• m .• -e1-7•Pe , 7 -mm ml... ml m•••••••Prm • amtr, • am-• r •- .9.-1 - 4•L•-••••.-7. -1-EL m Pm •.-e n-m-m11- -0 - T-0.-P 7-4•-•-••• m-d -1 — •••-•Lm u l- m a-a•••••-• -m a l-mma a a m - - a ala•-••••• •-1, - m -a•-•••L•••••-mamapam• amamamana•m•mg a-m• -aa•-•Mm -mm • - m • ..m-. -.9••••••er •• •-•-• . m•m- m • . • •••m.• •-•g wmm •m-wm• = = = ::= • m• - - -..m m -mLa-mma I im••••• m a •• gmaalmma ••• a m •• m mama.- - - • • -ma am ma••,m .m dm m awn= I ••••• a -m I- {••-m• •-e•, a ommm-m•m-leemlammm.1 -min.•••••41 ME•m!al m •E,MmIplEm mmllaMEM,Pm•PPMMI-F•14•441 -14 a m . -mm.mmm maL ▪mer •• • m miml m m imIlm a l•M M ml ••-7 I •-• •••••ml-amlmia ..m1 P a m PMv- - - - mEm edm•••=••• .1.1emli imPre •••= al-.1.1•mial-rt• m•I m il••••1 .-- m l •m••••1•• ••• -1.••••-••••••-d m •••-ele•-•--1 — em-• :•• •••••111 mimMa M m il a L •m•m mmm a •••••••• -m.•••1••••71 -•••••••••••••-• a-47-m maJm• a Pm Im• .m•E r• Lm m • • almlaa•Ma • PmIdaMmi a Wim gm• mUml irilmm , m • da I I: •m• m M • Im,M m •IM•mlwE •Rml a l i laiMME. Ide.M. • ,i•Y•MMEMal• T Pal M E•M•P m ig •Naml•- • a m Mm•••mlm - y ^ ^ ^ m iam a a m mrm - ma a •Im a a •-• ••%a a,••••••••••••• •".• E •• a EMMIE .••• •-••••••••• -m-7•-••••-•- . M .1•••MM MM-1-•-•-•-•-•Y-M,m•-•• P•M-1-an• a • -mi.-am+ ma may Im•• m• •••-•-•••-••-•••••-••••-••••••-••- MENEM= •m•••••• •••-••••••••• • a •••••-•-••-aam •••••--m•••••••= e ..• • m l••••mmlm•m•-•••••••• ••• m m•mm a m• •ImE N•111.1•••91• m l •1:•-••• ml•Mee m l•Im •••• • — •-•••••••-•.,7•-• • L9 Z.; - 1 •• •71m a •a••• ••••••••••• m mamm •m• m m am a a a mlmlml.Ma -••••. ..ma a mmam a •ma m am a 1 : 46•••••mlm-m m ilmmi m mg•Immlmi mEm-aam•11.-•Mal•• • ••• -mmli• P.mm m•mm e7e•m•m-mm •FallEimpimimmimm mlam-Im m .4•1 1•011P+ m -dilaim,Lm - aPa. •91a. .mam lam.m a •mar m .M1daarm a .mada.m.aF a .a•am ma • la.#19W4N••-rMami,e, a ••••am. a a•mam a .m. a •Im.d-la a al -ar.a•m •••-• a -1.•••aeRna-F•• •ala alaed ua- aa•myuaa Y E. am eeF-41-ala Fra• - .maa- m -•= •••-a-• 0 ree a- T •-•-•mr-maa•a-aaaaaa•a ••-n-1-11n.ra•••• — a•-• •••-•-1-amaim .• - rm. ra. m.•••••• rmam•ana m. i•TM• e -41-n -• • 1- a- • -rla -ma im -.9 •PF-Imi -011-• • •••••Fla -aaa-FdaPae-••-•••-a-• l .m.alab a y m .a. , aa•- ga•ma, Eaa .M01E111 alrlam 1.91.• a•-••1- al-aear• aeFla • Ed..1.• morl amMai. a ▪ •-•-% m i•ra•Fra ....{•••••••, a • •••••••••,..-,-,-,, l•-re•-• ELMOMRAIFFFIra-M-Pir. ammaa ••••• : la•-•••• •••••••• MaM3 ! •••,i4 Malmama %Fr.% ilrilam •••FF aNala. relrF aga•-••••lidaY ammaan a m.am m a maa•ma.m.alla - do FE dm r1 .}. mra ad, iFY W I d•R a• Ma aN •••• amamma ONA• a .a nua - - a •-a a•Mai i - - l aw Alaa m. .a. imidor •••. ..a.a .ara. e r — • ali•a•ImP -a91-1•F en .-r a m.ml lm 1•4Ia•• im-Fral-••••-•aireal•-•, LA-mum a a ap-ami a a a•ama ma a al Jm a a •• • • E gm.Im maa FVEMM mYlm• I•mimm• M I! MR •AR. =pm.= •P R E•IM.E...1 .1•• • ••• • ▪• •• rt• gmg .••,••o m m m .61m - i• • w • • # ••- •W- m •mml Fg ••,• a Ylaw..aa baa apm a .,• , • • g. e1•41.••••-m —r1••=64 Emiem Wiml mb•Wa• •• a•-•mm a .ai a .19•01•“-I• m• m m-m• • •••••••• •all LEM , MT • .1, Y m .y•••mni a y•amma a, .611,Pm.m.9.1eam• .1•11.1 I•M•Mi I WP REIM. M , + MT •••••IT•.+.••+- •••••••• M ••••••••••••• .maa m .Y.d. m aaamn a •-• maa !Mimi -e• Loom FIR F••,•- m.aa—Lmma InJambli ii•M•6191.11 ••FammE mer m - • aml•Mm•m-emel.l. •Im—. •m •••-• •••-• mam• M,YCL • gm..m •m. 91=91 m •m•Im. 1 , 6 —mimEmEwl awl •-• ••-•••=1w.m. ••••• laida•Mi ; .ma m.m. mumm •911 • • - — — — — •—•1—.19 Ii •10 .1•1114.1.41•101.141 lamam eam .1.- ami m.m.r .m.L .91m m• M mwm a mm•Im. R R.••1 1m1.••••1 •Fi.—P-11...m..m -elmlim.•1= RE-11,•• • im.F• m .mYlmm.m1m-•-• i.adaMI • ••—••-•-•a9.-41.1.• MON .ia• Fe. la T .La I i ••• •• Y i MV,.LaaMaI J LaniLLY MM li== Y i M L1.Mal•Va 'a J MM1AI .Ya R EL. . m .rma a .m a am onamm. , W • m a mN EmEmm-m•mlow.1. -• md am.m. b.“.mm lim1=-1,4ml.mm•mm•Mmimm,Fw—m-•• Elm-m19-m Pm-4, ••=ma •:• •11E tf••• ••1 ,mi R •M M i R - .m•MowN wPM. SvP,11 m Vi M IEME M M .M1. = nMEM R.1,0 M R •VI W IM M M&P.PEPPRL INFMM. ImFEMEN blidai•••• imb.•41m. m m Mi-m91.1mEdFNEWNYI•lw FEEM -.M•1•M Y M+1401•••••- •••• w a a -ma ma maa. m a a • o4k m.m a iMm rm a a .ma idmmgm m•m a d •91 •111m.Imim4 LEIN.m. m1m1=16m9- ImEmNi•••••••MmEMERPm -1m..m1-1. .99—ml•- -w-d .mm4FP • -• rm maYa —a et m .E , vn w = .n. r.L..m.— m .—. , m1.1m .1 rs, a. •.. .umaa a L idg m. b1. a m m •,mmlm ..E.Imbm, a l .m I. • m -mm. wi lowlm. m a -m gm.mmlmio. m aNg . m1m -i.immidm•.1. m . gmb.imm. a i m malaim m. m•rm mm. m .• .m •—••—• — — • •••••,--..,en•••••••-•••••—emweleam.-m.- ••••=-01.1. Emloalma - maara moa. aa arm •••••••• •••••••• EMIlie...••• =11 .1. .1.1.111 PE W MOM. E M .1.11AM .111 N W .. rm. Tile NN W ImEd• ma a l ff.,M&F ▪N M . i k•MEN ELM i • Y ou :10,111. EM1111=11•11E •.=9.11m Min-11E. M 111.M.ME PAL iNg.11 .11=1.1 IMMEMEN. Via le. MAYEN. maaA W a m g b ilm1.11E Y E.. .1.1.••• •1•1•10..16.1.1.11 Malin Me1616111 Eilie11•11•11M ie•••••11.4 I M Y wwwW W A•a .M.MMEM A M WAY • Y YMI. EMEIEIAMM EIMMYMEIM .11..a.MME •••• M MEEM Y EE.M.4 a lbab Em.m. Ws MMEEM. MY!. MM ! EIVELM MMIME = . EMEMEMEM 13.14MEM IMEMEEM. MMMEM T i .4 •-• MEMMil MM * il i MEMEM mE y mmi a.E.w a m. ...m. a—w—ua L a ura •••-•61. =lim a & yr a MEN.1, e• — e— M.PROW M E. a a m a a a a a ' a aampa .m.o. a n a a a a :1.•••• •m1. m-r a a a Jd a a a a .m. arra 0. m a m a .m a a m a a Eader .1.1-1.1-1. • M s AMILId a i•r•eiJi ELM .I: eldaFL a a l a l a a TRW.* •••• M I ma. .16.1 a E V E .•••••• •••••••••• ••••••.• m a a a a lmgI .1m4 - S a lm, a Al a .11. a ml. a a .10.1 a aY•aa.•ii i•e•eld,M .11•42: i MOP MuMml ••• M ME.MM .1.=••••••M •MI M M a a m a JW a a m.E, a •••• a JE-••dia• M idun a C a .NTIR M a lma. aga I a n .1 .1. m i d MEE M INE•lill • MeNIE•li .11=1. i d WENN 4.141.41Ele NYMPH. .• ..1 .09 • 1..4* a d...dam NEE • WNW NlibLi 11.141.1 ▪ .•-• Medn.11. • ••••••1111 -• aaNaInEEE •-• rZrE imr arm .mmua•m a.m. a .1.111 M EM! .0 •1 .MmEw! 141.11MIN: M .1.1.1.1. - 1.1•11magm •:=•11141.1di .1 .1m.e• ••••-1 ••••••••• .1.PROF N MEM. M. M IE m. a mr. a mla. MIN•1411 i ma.m IALMAImi• Mem.mm m , = •11 .1.• , = Im• .•-••-n-i.m.,-•99 m-•-•••-m•-• ••14m E ▪ — l i.nxwm. EINCE. .1.1•111. rim1. m.11-m90 m1 1•1•1=1=1.1. mg. m lm ANSININE. • = •1.• •-•. MN& 1: .1 , . •M14 P .LY•A WI= m ,1• •1• IN M : m1m1. ME.FE , •1.81=1•1 NA, .11111 mp a g Lem[mlim. row. • .M. EM1161.1.1.1 i .11=11.6.• .M.M. 1.1161.1.1.101. MANNI.M. [I M AM& Male. --I MM.= MIN.1•1. . mg .W .rweprowl. . ag mab r am ! MM. [Ma. M. i PJaiN .11 M . M .0 •41.M.MRP.P. bil:ENNIEMM EM.M. n W e M11•11.1.1. M flo lamm.pma m •••••• ••• Amlw. l i .•14•01 -•••••-•14.-41 Imi•—•—••••••••••••••-ermil, - ald41,13 MAY.. 10•41•F M N. •••••••• •••• • ••••••• ••••• # .1.1•410• .“-. •••••• ••••••• •=.• MEM. ••••••• WPM. L ! ...•••• •••••• M .I. w u ••••••• MAE. ••••••=1 - R••••••• •••• •••••• MN& mklm-EmbY•li .1•1=1 . Ymi dmmmiwe N,. ••••••• RiA.FELPEIMAF [NM. maA i a•••= IF= •••-•“. .1•16 ormi a ••••••• a lmW mp iLlamml E M I. M .11•• ••=1 i li mim.I•i-m1WISR1w—iFem—•1.••• lwmp. mm.m-•-•-• ImS.Sm-e •••••• lid.••• =4 CYME • M.Mal M • Imlem F•- •Imem l•imm. tr ••••• WIFE, , •=1 Ima .14.m a .m a i a maa. •••••• ••• • • ••• • :1•1.• •MI•der i M Y. Im.m. YW a ,m91 •m. .wm,wom ! •MalIT AmIZR p •mT-4 a ••• amaLA MMES. • MR.•••••• ••11 M.IMMOY P4Effie .d.imEmmie M ilWw•-m.,••• •••••• •••••• -. ! M•L Mi-YEE •MI.E.19.N X I NeFM.Me4=1. M Ida •Imi•• •••••••••• m l•••“•1 .1m. • m a I am.= •MaidaKr Na.+T ••••• ••1-d41W.i4-REPE im•Y•1•1=-1 .9.. ImEmbE. INEMME dm.i lmm•• ••••••4.01 •••••=a 4. aalei•baJLE M•M-PiE mi lm• m mi ••• , • ••1 m m••,1•• • - -1 •Li a .mmi•mmlm• a blm w•-• wmilowl•E •••=1=04•1 -1 .m.. • •• •La, a .1 MAIM •••••• Y i d limEmEm palmig•ImIm W M.. FE .1•1 lb IM M AIMANI •I•M•1•11•11 ••• ••-• e m-m-.4-01,••••••=61, • .14.•• 1.1.1.1•91-1•Em idl=dad aM -91...1-41441-1.4414-,1-44-61.1•1•-•%••••••• + ai,laMa E ▪ M .9M.M. - t g .. •••aaRYYar. Y -aa aal, lamaiNZIO. mmeip a a.m.m.ELE msa a m.-ma-y•a - -. e an. E a .m9 a m y y .-mm a mmm %Mem .1111.4101. .11m1N-1.• ma.malml gm.y. mum may...yw.m M E d ., MbYwi.• Twm9- w1mba Ni a do. may a -Lym• y q-da•m•pnarLy mary MI...di AIME • Elba, lailm EiFI Yr M. orm-.9,1m...r1W g a •••••-• MREi. EMEM gm a yma.alana EWA... ! ME1M. ...• .o. ...a. ....1m - - .7 IN=1 Mi.. - ---- --. -..-- - - - - . . la M ,Y. ELME,. IMMINNI • •••=1.E. Miele 11 M 011 -.091114-rnIN1 141.11.4.1=1. . . .1.11.111 MEM.. Ii i i1MME1 .11,11.-.11. ME...MEM V.9TmaaWa mY a YM. EM14.141.1ii CFI, NM -111.11 .1-••••• .1.1•1-41.11. .11.1•111. .1.MEME. biln.11.11•INE .11111.11 ,.9111.11.11. Ig=11.1Mali MANY. M IN1E.11 ..ma ao.y ma y my M.E.ffa..111.111.1.1 .M.41.1MAM .4. ilmalml a l.1.1. .....M.1.1 M a i ad a M MY 41. .11. ..41 a a l.141M M.. .41.1491 a i M.! odsda.N. alma. .1 Aga . .mdalamar .1 ..E ...MN ! M il..1 • MN...iiiii•-• .- .1.-4...a.. a •a. bb.l a a g a .1.1. wla .4. . .14=41 M a mll MEM! E a !! M INE ! ..M...141.14M E l. IS. S.. a .+1.+1. ..41. l a MEMS. .1.41: Mal ...Mal ...M.N.! ! ..Ma a •IM lo a MM. ! MEMM.M. .! i ! .1 d a .......1.- m a MENEM. ...LIM .M.41.1.1..M M ii!...• ...a a ..-.•-.E .41 a .9.1.1 a ! ! Md ...AMY LYINIAMS41.1. Miar i l Ma.14.1.a Ad. . .....4 eil a Min a i lidi .1. = a laarl a m a nalUma a a l .4!.. !NM.. a. lam. l a a lm. S. R a Im a l ll a mi a .-al-.4.4 d..14 ...- MJM M a N.PM ...LIM MM. ! . ! .1 . .1..1. M . 4.1.1. ..1 .